Exhibit 10.2
ESCROW AGREEMENT
     This ESCROW AGREEMENT (“Agreement”) is dated                       , 2007, by and among GLOBAL LOGISTICS ACQUISITION CORPORATION., a Delaware corporation (“Purchaser”), those Persons listed as “Sellers” on the signature page to this Agreement (the “Sellers”), CHARLES C. ANDERSON, JR., or, in his absence, JAY MAIER, as representative of the Sellers (the “Representative”), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as escrow agent (the “Escrow Agent”).
     WHEREAS, Purchaser, Sellers and The Clark Group, Inc. (the “Company”) are the parties to a Stock Purchase Agreement dated as of May 18, 2007 (the “Purchase Agreement”);
     WHEREAS, pursuant to the terms of the Purchase Agreement, Purchaser has the right to be indemnified by the Sellers in certain instances; and
     WHEREAS, pursuant to the Purchase Agreement, Purchaser and the Sellers agreed to enter into this Agreement, pursuant to which Purchaser shall deposit, at the Closing, an amount equal to Seven Million Five Hundred Thousand Dollars ($7,500,000.00) (the “Indemnity Escrow Principal”) plus an amount equal to Five Hundred Thousand Dollars (the “Working Capital Escrow Principal”) plus an amount equal to One Million Dollars ($1,000,000) (the “Discontinued Operations Principal” and, together with the Indemnity Escrow Principal and the Working Capital Escrow Principal, sometimes referred to herein as the “Escrow Principal”) in escrow with the Escrow Agent in order to secure the payment of the Sellers’ obligation to satisfy certain of their obligations under the Purchase Agreement, as provided therein.
     NOW THEREFORE, the parties agree as follows:
     1. Appointment of Escrow Agent. (a) Upon the terms and subject to the conditions set forth in this Agreement, Purchaser and the Sellers hereby appoint Escrow Agent as their agent and custodian to hold, invest and distribute the Escrow Principal and interest and earnings thereon (the “Escrow Interest,” and with the Escrow Principal, collectively, the “Escrow Funds”) in accordance with this Agreement, and Escrow Agent hereby accepts such appointment and agrees to perform all duties expressly set forth in this Agreement. Notwithstanding anything to the contrary contained herein, all Escrow Interest shall be held in escrow by Escrow Agent in accordance with the terms of this Agreement and distributed as follows: contemporaneously with the distribution by Escrow Agent to or for the account of Purchaser or the Sellers, acting through the Representative, of any portion of the Escrow Principal, Escrow Agent shall include in such distribution the accrued Escrow Interest, if any, attributable to the portion of the Escrow Principal so distributed.
     (b) Escrow Agent agrees to (i) accept delivery of the Escrow Principal and hold the Escrow Funds in escrow as funds available to secure the indemnification obligations owed by the Sellers to Purchaser pursuant to the Purchase Agreement and

(ii) hold and disburse the Escrow Funds in accordance with the terms and conditions of this Agreement including for the uses and purposes stated in clause (i) above. Upon receipt of the Escrow Principal, Escrow Agent shall acknowledge receipt thereof by written notice to Purchaser and the Representative.
     2. Termination of Agreement. The Escrow Fund shall continue in existence during the period from the Closing Date to earliest to occur of (a) the disbursement or release of the entire amounts of the Escrow Funds by Escrow Agent in accordance with the terms hereof and (b) payment of the entire amount of the Escrow Funds into a court of competent jurisdiction in accordance with Sections 6(e) or (f).
     3. Distributions to Purchaser From the Indemnity Escrow Principal.
          (a) Purchaser Claim. At any time on or prior to [date that is eighteen months after Closing Date] (the “Indemnity Escrow Period”), Purchaser may make a claim for indemnification pursuant to Article VII of the Purchase Agreement (“Indemnity Claim”) against the Indemnity Escrow Principal and interest earned thereon by giving notice (a “Claim Notice”), substantially in the form attached hereto as Exhibit A, to Escrow Agent (with a copy to the Representative) specifying (i) the covenant, representation, warranty, agreement, undertaking or obligation contained in the Purchase Agreement which it asserts has been breached or otherwise entitles Purchaser to indemnification, (ii) in reasonable detail, the nature and dollar amount of any Indemnity Claim, and (iii) whether the Indemnity Claim results from a Third Party Claim against Purchaser. Purchaser also shall deliver to the Escrow Agent (with a copy to the Representative), concurrently with its delivery to the Escrow Agent of the Claim Notice, a certification as to the date on which the Claim Notice was delivered to the Representative.
          (b) Sellers Dispute. If the Representative shall give a notice to Escrow Agent (with a copy to the Purchaser), substantially in the form attached hereto as Exhibit B (a “Counter Notice”), within 30 days following the date of receipt (as specified in Purchaser’s certification) by the Representative of a copy of the Claim Notice, disputing whether the Indemnity Claim is indemnifiable under the Purchase Agreement, Purchaser and the Representative shall attempt to resolve such dispute. If no Counter Notice with respect to an Indemnity Claim is received by the Escrow Agent from the Representative within such 30-day period, the Indemnity Claim shall be deemed to be accepted by the Representative on behalf of the Sellers for purposes of this Agreement and the amount of the Indemnity Claim shall be paid as set forth in the Claim Notice from Indemnity Escrow Principal together with Escrow Interest thereon.
          (c) Arbitration. If Purchaser and Representative are unable to resolve the disputed Indemnity Claim, such dispute shall be submitted to arbitration in accordance with the terms and provisions of Section 10.12 of the Purchase Agreement. Either Purchaser or Representative may deliver an Arbitration Notice in the form attached hereto as Exhibit C, together with a copy of the arbitration award, to the Escrow Agent, who shall make distribution of the amount set forth in such award from the Indemnity Escrow Principal together with Escrow Interest thereon.
          (d) Resolution by Mutual Agreement. If Purchaser and the Representative mutually agree to settle an Indemnity Claim, then Purchaser and the Representative shall deliver to Escrow Agent a written certificate in substantially the form of Exhibit D attached hereto, instructing Escrow Agent to deliver to the specified party or parties, the amount of Indemnity Escrow Principal as mutually agreed upon by Purchaser and the Representative. Such certificate shall state the amount of Indemnity Escrow Principal that Escrow Agent shall deliver to each specified party and the date upon which such delivery shall be made. Escrow Agent shall deliver the stated amount of Indemnity Escrow Principal together with Escrow Interest thereon to the specified party or parties, in accordance with such certificate.
     4. Distributions to the Sellers from the Indemnity Escrow Principal. (a) On the first business day after the expiration of the Indemnity Escrow Period, on notice from the Representative (with a copy to the Purchaser), the Escrow Agent shall distribute and deliver to the Representative the remaining Indemnity Escrow Principal, less the total amount of any Indemnity Claims (or amended Indemnity Claims) that Escrow Agent shall have received from Purchaser, on or before such date, that have not been withdrawn in writing by Purchaser or finally resolved as contemplated by Section 3(c) or Section 3(d) of this Agreement (collectively, “Pending Indemnity Claims”), and less any amounts previously delivered to the Representative pursuant to Sections 4(b) and 4(c) hereof, together with Escrow Interest on the amount distributed and delivered, without any further action by Purchaser or the Representative. If any Pending Indemnity Claim is resolved, Purchaser and the Representative shall deliver to the Escrow Agent a Joint Notice in the form of Exhibit D directing the Escrow Agent to pay the Pending Indemnity Claim as specified therein.
          (b) On the first business day after the date that is six (6) months after the date of this Agreement, on notice from the Representative (with a copy to the Purchaser), the Escrow Agent shall distribute and deliver to the Representative one-third of (i) the remaining Indemnity Escrow Principal less (ii) the total amount of Pending Indemnity Claims, together with Escrow Interest on the amount so distributed and delivered.
          (c) On the first business day after the date that is twelve (12) months after the date of this Agreement, on notice from the Representative (with a copy to the Purchaser), the Escrow Agent shall distribute and deliver to the Representative one-half of (i) the remaining Indemnity Escrow Principal less (ii) the total amount of Pending Claims, together with Escrow Interest on the amount so distributed and delivered.
     5. Distributions to Purchaser From the Working Capital Escrow Principal.
(a) Purchaser Claim. At any time after the period ending March 31, 2008 (the “Measurement Period”), but in no event later than twenty (20) business days thereafter, Purchaser may make a claim pursuant to Section 1.9 of the Purchase Agreement (“Working Capital Claim”) against the Working Capital Escrow Principal and interest earned thereon by giving a Claim Notice to Escrow Agent (with a copy to the Representative) specifying in reasonable detail, the dollar amount of the Working Capital Claim. Purchaser also shall deliver to the Escrow Agent (with a copy to the Representative), concurrently with its delivery to the Escrow Agent of the Claim Notice, a certification as to the date on which the Claim Notice was delivered to the Representative.
          (b) Sellers Dispute. If the Representative shall give a Counter Notice to Escrow Agent (with a copy to the Purchaser) within 30 days following the date of receipt (as specified in Purchaser’s certification) by the Representative of a copy of the Claim Notice, disputing the Working Capital Claim, Purchaser and the Representative shall attempt to resolve such dispute. If no Counter Notice with respect to a Working Capital Claim is received by the Escrow Agent from the Representative within such 30-day period, the Working Capital Claim shall be deemed to be accepted by the Representative on behalf of the Sellers for purposes of this Agreement and the amount of the Working Capital Claim shall be paid as set forth in the Claim Notice from the Working Capital Escrow Principal together with Escrow Interest thereon.
          (c) Arbitration. If Purchaser and Representative are unable to resolve the disputed Working Capital Claim, such dispute shall be submitted to arbitration in accordance with the terms and provisions of Section 10.12 of the Purchase Agreement. Either Purchaser or Representative may deliver an Arbitration Notice in the form attached hereto as Exhibit C, together with a copy of the arbitration award, to the Escrow Agent, who shall make distribution of the amount set forth in such award from the Indemnity Escrow Principal together with Escrow Interest thereon.
          (d) Resolution by Mutual Agreement. If Purchaser and the Representative mutually agree to settle a Working Capital Claim, then Purchaser and the Representative shall deliver to Escrow Agent a written certificate in substantially the form of Exhibit D attached hereto, instructing Escrow Agent to deliver to the specified party or parties, the amount of Working Capital Escrow Principal as mutually agreed upon by Purchaser and the Representative. Such certificate shall state the amount of Working Capital Escrow Principal that Escrow Agent shall deliver to each specified party and the date upon which such delivery shall be made. Escrow Agent shall deliver the stated amount of Working Capital Escrow Principal together with Escrow Interest thereon to the specified party or parties, in accordance with such certificate.
     6. Distributions to the Sellers from the Working Capital Escrow Principal. On the twenty-first (21st) business day after the expiration of the Measurement Period, on notice from the Representative (with a copy to the Purchaser), the Escrow Agent shall distribute and deliver to the Representative the remaining Working Capital Escrow Principal, less the total amount of any Working Capital Claims (or amended Working Capital Claims) that Escrow Agent shall have received from Purchaser, on or before such date, that have not been withdrawn in writing by Purchaser or finally resolved as contemplated by Section 5(c) or Section 5(d) of this Agreement (collectively, “Pending

Working Capital Claims”), together with Escrow Interest on the amount distributed and delivered, without any further action by Purchaser or the Representative. If any Pending Working Capital Claim is resolved, Purchaser and the Representative shall deliver to the Escrow Agent a Joint Notice in the form of Exhibit D directing the Escrow Agent to pay the Pending Working Capital Claim as specified therein.
     7. Distributions to Purchaser From the Discontinued Operations Escrow Principal.
          (a) Purchaser Claim. At any time on or prior to [date that is one year after Closing Date] (the “Discontinued Operations Escrow Period”), Purchaser may make a claim for indemnification pursuant to Section 5.25 of the Purchase Agreement (a “Discontinued Operations Claim”) against the Discontinued Operations Escrow Principal and interest thereon by giving a Claim Notice to Escrow Agent (with a copy to the Representative) specifying the Discontinued Operations expense for which Purchaser seeks reimbursement. Purchaser also shall deliver to the Escrow Agent (with a copy to the Representative), concurrently with its delivery to the Escrow Agent of the Claim Notice, a certification as to the date on which the Claim Notice was delivered to the Representative.
          (b) Sellers Dispute. If the Representative shall give a Counter Notice to Escrow Agent (with a copy to the Purchaser) within 30 days following the date of receipt (as specified in Purchaser’s certification) by the Representative of a copy of the Claim Notice, disputing whether the Discontinued Operations Claim is reimbursable under the Purchase Agreement, Purchaser and the Representative shall attempt to resolve such dispute. If no Counter Notice with respect to a Discontinued Operations Claim is received by the Escrow Agent from the Representative within such 30-day period, the Discontinued Operations Claim shall be deemed to be accepted by the Representative on behalf of the Sellers for purposes of this Agreement and the amount of the Discontinued Operations Claim shall be paid as set forth in the Claim Notice from Discontinued Operations Escrow Principal together with Escrow Interest thereon.
          (c) Arbitration. If Purchaser and Representative are unable to resolve the disputed Discontinued Operations Claim, such dispute shall be submitted to arbitration in accordance with the terms and provisions of Section 10.12 of the Purchase Agreement. Either Purchaser or Representative may deliver an Arbitration Notice in the form attached hereto as Exhibit C, together with a copy of the arbitration award, to the Escrow Agent, who shall make distribution of the amount set forth in such award from the Indemnity Escrow Principal together with Escrow Interest thereon.
          (d) Resolution by Mutual Agreement. If Purchaser and the Representative mutually agree to settle a Discontinued Operations Claim, then Purchaser and the Representative shall deliver to Escrow Agent a written certificate in substantially the form of Exhibit D attached hereto, instructing Escrow Agent to deliver to the specified party or parties, the amount of Discontinued Operations Escrow Principal as mutually agreed upon by Purchaser and the Representative. Such certificate shall state the amount of Discontinued Operations Escrow Principal that Escrow Agent shall deliver to each specified party and the date upon which such delivery shall be made. Escrow Agent shall deliver the stated amount of Discontinued Operations Escrow Principal together with Escrow Interest thereon to the specified party or parties, in accordance with such certificate.
     8. Distributions to the Sellers from the Discontinued Operations Escrow Principal. On the first business day after the expiration of the Discontinued Operations Escrow Period, on notice from the Representative (with a copy to the Purchaser), the Escrow Agent shall distribute and deliver to the Representative the remaining Discontinued Operations Escrow Principal, less the total amount of any Discontinued Operations Claims (or amended Discontinued Claims) that Escrow Agent shall have received from Purchaser, on or before such date, that have not been withdrawn in writing by Purchaser or finally resolved as contemplated by Section 7(c) or Section 7(d) of this Agreement (collectively, “Pending Discontinued Operations Claims”), together with Escrow Interest on the amount distributed and delivered, without any further action by Purchaser or the Representative. If any Pending Discontinued Operations Claim is resolved, Purchaser and the Representative shall deliver to the Escrow Agent a Joint Notice in the form of Exhibit D directing the Escrow Agent to pay the Pending Discontinued Operations Claim as specified therein.
     9. Cooperation. The Escrow Agent, Purchaser and the Representative shall cooperate in all respects with one another in the calculation of any amounts determined to be payable to Purchaser and the Representative in accordance with this Agreement and in implementing the procedures necessary to effect such payments.
     10. Duties; Liabilities. (a) Escrow Agent hereby accepts its obligations under this Agreement, and represents that it has the legal power and authority to enter into this Agreement and to perform its obligations hereunder. Escrow Agent agrees that all Escrow Funds held by Escrow Agent under this Agreement shall be segregated from all other property held by Escrow Agent, shall be designated under the account name “Clark Escrow Account” and otherwise be identified as being held in connection with this Agreement. Segregation may be accomplished by appropriate identification on the books and records of Escrow Agent. Escrow Agent agrees that its documents and records with respect to the transactions contemplated by this Agreement shall be available for examination by authorized representatives of Purchaser and the Sellers. Escrow Agent agrees to deliver to Purchaser and the Representative written statements not less than monthly summarizing any activity with respect to the Escrow Funds (including all Escrow Interest) and detailing the balance thereof. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that the Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.
          (b) Escrow Agent shall invest and reinvest the Escrow Funds in accounts of the types specified in Exhibit E annexed hereto, or in such other investments as Purchaser and the Representative may from time to time mutually agree upon in writing executed by Purchaser and the Representative and delivered to Escrow Agent. All investments of the Escrow Funds shall be held by, or registered in the name of, Escrow Agent or its nominee.
          (c) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.
          (d) The Escrow Agent’s sole responsibility upon receipt of any notice requiring any payment pursuant to the terms of this Agreement, whether by virtue of joint resolution, arbitration or determination of a court of competent jurisdiction, is to pay the amounts specified in such notice, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice. In the event fund transfer instructions are given (other than in writing at the time of the execution of this Agreement), whether in writing, by telecopier or otherwise, Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 1 attached hereto, and Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by Escrow Agent.
          (e) The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section 10(h), below, for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.
          (f) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over the Escrow Fund to a successor escrow agent appointed jointly by Purchaser and the Representative. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Fund with any court in the Southern District of New York it deems reasonably appropriate.
          (g) In the event of a dispute between the parties as to the proper disposition of the Escrow Fund, the Escrow Agent shall be entitled (but not required) to deliver the Escrow Fund into the United States District Court for the Southern District of New York and, upon giving notice to Purchaser and the Representative of such action, shall thereupon be relieved of all further responsibility and liability; provided, however, that any such action of interpleader shall not be deemed to modify the manner in which Escrow Agent is entitled to make disbursements of the Escrow Funds as set forth in this Agreement other than to tender the Escrow Funds into the registry of such court.
          (h) The Escrow Agent shall be indemnified and held harmless by Purchaser from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Fund held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Fund or it may deposit the Escrow Fund with the clerk of any appropriate court and be relieved of any liability with respect thereto or it may retain the Escrow Fund pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Fund are to be disbursed and delivered.
          (i) The Escrow Agent shall be entitled to reasonable compensation from Purchaser for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from Purchaser for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.
          (j) From time to time on and after the date hereof, Purchaser and the Representative shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.
          (k) Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.
     11. No Implied Duties. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Purchase Agreement.
     12. Successors; Amendments. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives and shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein. This Agreement cannot be changed or terminated except by a writing signed by Purchaser, the Representative and the Escrow Agent.
     13. Jurisdiction. Purchaser, each of the Sellers and the Representative each hereby consents to the exclusive jurisdiction of the New York state courts sitting in New York County and federal courts sitting in the Southern District of New York with respect to any claim or controversy arising out of this Agreement. Service of process in any action or proceeding brought against Purchaser, any of the Sellers or the Representative in respect of any such claim or controversy may be made upon it by registered mail, postage prepaid, return receipt requested, at the address specified in Section 10, with a copy delivered by nationally recognized overnight carrier to Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, N.Y. 10174-1901, Attention: David Alan Miller, Esq.
     14. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given if given by hand or delivered by nationally recognized overnight carrier, or if given by telecopier and confirmed by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:
A.	If to Purchaser, to it at:
c/o Global Logistics Acquisition Corporation
330 Madison Avenue, Sixth Floor
New York, New York 10017
Telecopier No.: 646-495-5164
with a copy to:
Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, New York 10174-1901
Attention: David Alan Miller, Esq.
Telecopier No.: 212-818-8881
B.	If to the Representative, to him at:
6016 Brookvale Lane, Suite 151

Knoxville, TN 37919
Telecopier No.: 865-584-3498
with a copy to:
Timothy K. Corley, Esq.
2815 Darby Drive
Florence, AL 35630
Telecopier No.: 256-760-0083
C.	If to the Escrow Agent, to it at:
Continental Stock Transfer & Trust Company
2 Broadway
New York, New York 10004
Attention: Steven G. Nelson
Telecopier No.: 212-509-5150
     or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.
     15. Miscellaneous.
          (a) None of the parties may assign this Agreement or its rights or obligations hereunder, in whole or in part, voluntarily or by operation of law, without the written consent of the other parties, and any attempted assignment without such consent shall be void and without legal effect.
          (b) There are no third-party beneficiaries of this Agreement. Nothing contained in this Agreement shall be deemed to confer upon any other person or entity other than the parties hereto any right or remedy under or by reason of this Agreement.
          (c) No waiver by any party of any of the provisions hereof shall be effective unless expressly set forth in writing and executed by the party so waiving. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.
          (d) This Agreement (including the exhibits and schedules attached hereto), together with the Purchase Agreement, supersedes all prior agreements among the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement among the parties with respect to its subject matter. There have been and are no agreements, representations or warranties among the parties other than those set forth or provided for in this Agreement, the Purchase Agreement and the other agreements and documents contemplated thereby. This Agreement is not intended to modify, and shall not be construed as modifying the Purchase Agreement.

          (e) If any provision of this Agreement or the application thereof to any person or circumstance shall be determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof, or the application thereof to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by applicable law.
          (f) The headings of the sections and subsections of this Agreement are for ease of reference only and do not evidence the intentions of the parties.
          (g) This Agreement may be executed by facsimile signature pages and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          (h) Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
[Signatures Continued on Following Page]

     IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.

GLOBAL LOGISTICS ACQUISITION CORPORATION

By:

Name:
Title:

THE SELLERS

[Signatures on separate page]

THE REPRESENTATIVE

Charles R. Anderson, Jr.

Jay Maier

ESCROW AGENT

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:

Name: Steven G. Nelson
Title: Chairman

SELLERS SIGNATURE PAGE

JOEL R. ANDERSON

CHARLES C. ANDERSON, JR.

DELAWARE ESBT FOR CHARLES ANDERSON JR.

By:

Trustee*

TERRY C. ANDERSON

CLYDE B. ANDERSON

HAROLD M. ANDERSON

CHARLES C. ANDERSON III

FRANK STOCKARD

BILL LARDIE

JAY MAIER

DELAWARE ESBT FOR JAY MAIER

By:

Trustee*

DAVID GILLIS

JOHN BARRY

TIMOTHY TEAGAN

* Each Trustee is a signatory hereto solely in his or her capacity as a trustee and shall have no personal liability or obligation hereunder.

SCHEDULE 1
AUTHORIZED SIGNATORIES
For Purchaser, the following persons, with the titles and specimen signatures shown below:

Name	Title	Specimen Signature	Telephone Number
Authorized Signatory

Authorized Signatory

For the Sellers, the following persons, as Representative, with the titles and specimen signatures shown below:

Name	Title	Specimen Signature	Telephone Number
Charles C. Anderson	Representative

Jay Maier	Representative

EXHIBIT A
NOTICE CERTIFICATE
TO:
     This Certificate is issued pursuant to that certain Escrow Agreement, dated as of                      ___, 2007, among Global Logistics Acquisition Corporation, a Delaware corporation (“Purchaser”), the Sellers listed on the signature page thereto (“Sellers”), Charles C. Anderson, Jr. or, in his absence, Jay Maier, as Representative of the Sellers (the “Representative”) and you, as Escrow Agent (the “Escrow Agreement”). Capitalized terms used but not otherwise defined in this Certificate shall have the meanings ascribed to them in the Escrow Agreement.
     The undersigned hereby certifies that it has a good faith belief that it is entitled to receive Escrow Principal in the amount of $                     under the Escrow Agreement by virtue of a(n)                      Claim under the Purchase Agreement. The material facts and circumstances of such                      Claim (to the extent known to Purchaser as of the date hereof) are summarized on Schedule I attached hereto.
     Accordingly, you are hereby instructed to distribute, on the thirtieth (30th) day after your receipt of this Certificate, the sum of $                     from the                      Escrow Principal (plus all Escrow Interest accrued on such portion of the                      Escrow Principal) to the undersigned by wire transfer to the following account:

Bank:

Account:

Routing Number:

     A copy of this Certificate has been given to the Sellers in accordance with the provisions of Section 14 of the Escrow Agreement.
Dated:                      ___, 200_.

PURCHASER:

GLOBAL LOGISTICS ACQUISITION CORPORATION

By:

Name:
Title: Authorized Signatory

EXHIBIT B
COUNTER NOTICE CERTIFICATE
TO:
     This Certificate is issued pursuant to that certain Escrow Agreement, dated as of                      ___, 2007, among Global Logistics Acquisition Corporation, a Delaware corporation (“Purchaser”), the Sellers listed on the signature page thereto (“Sellers”), Charles C. Anderson, Jr. or, in his absence, Jay Maier, as Representative of the Sellers (the “Representative”) and you, as Escrow Agent (the “Escrow Agreement”). Capitalized terms used but not otherwise defined in this Certificate shall have the meanings ascribed to them in the Escrow Agreement.
     The undersigned hereby object to the claim for                      Escrow Principal that Purchaser asserted in the amount of $                     under that certain Notice Certificate, dated                      ___, 200_, delivered by Purchaser to you.
     The Representative disputes such claim in [whole][part]. The material facts and circumstances of such dispute are summarized on Schedule I attached hereto. Accordingly, you are hereby instructed [to deliver $                     of such amount to Purchaser, together with accrued Escrow Interest thereon (the “Agreed Portion”) and not to deliver $                     of such amount or any Escrow Interest accrued thereon (the “Disputed Portion”)][not to deliver any of such amount to Purchaser].
     A copy of this Certificate has been given to Purchaser in accordance with the provisions of Section 14 of the Escrow Agreement.
Dated:                     ___, 200_.

THE REPRESENTATIVE:

By:

Name:
Title: Representative

EXHIBIT C
ARBITRATION CERTIFICATE
TO:
     This Certificate is issued pursuant to that certain Escrow Agreement, dated as of                      ___, 2007, among Global Logistics Acquisition Corporation, a Delaware corporation (“Purchaser”), the Sellers listed on the signature page thereto (“Sellers”), Charles C. Anderson, Jr. or, in his absence, Jay Maier, as Representative of the Sellers (the “Representative”) and you, as Escrow Agent (the “Escrow Agreement”). Capitalized terms used but not otherwise defined in this Certificate shall have the meanings ascribed to them in the Escrow Agreement.
     The undersigned hereby certifies that (a) it has received an arbitration award (“Award”) that includes an award to the undersigned; (b) a true, correct and complete copy of the Award accompanies this Certificate; and (c) pursuant to the Award, it is entitled to receive Escrow Principal in the amount of $                     under the Escrow Agreement.
     Accordingly, you are hereby instructed to distribute [immediately] [on                      ___, 200___] $                     of                      Escrow Principal (plus all Escrow Interest accrued in respect thereof) to the undersigned by wire transfer of immediately available funds to the following account:

Bank:

Account:

Routing Number:

     A copy of this Certificate has been given to the other parties to the Escrow Agreement in accordance with the provisions of Section 14 of the Escrow Agreement.
Dated:                     ___, 200_.

PURCHASER:

GLOBAL LOGISTICS ACQUISITION CORPORATION

By:

Name:
Title: Authorized Signatory

-or-

THE REPRESENTATIVE:

By:

Name:
Title: Representative

EXHIBIT D
MUTUALLY AGREED DISTRIBUTION OF ESCROW FUNDS CERTIFICATE
TO:
     This Certificate is issued pursuant to that certain Escrow Agreement, dated as of                      ___, 2007, among Global Logistics Acquisition Corporation, a Delaware corporation (“Purchaser”), the Sellers listed on the signature page thereto (“Sellers”), Charles C. Anderson, Jr. or, in his absence, Jay Maier, as Representative of the Sellers (the “Representative”) and you, as Escrow Agent (the “Escrow Agreement”). Capitalized terms used but not otherwise defined in this Certificate shall have the meanings ascribed to them in the Escrow Agreement.
     Purchaser has previously issued to you a(n)                      Claim Certificate, dated                      ___, 200_, pursuant to which it claimed that it had a good faith belief that it was entitled to                      Escrow Principal pursuant to the terms of the Escrow Agreement by virtue of an                      Claim arising under the Purchase Agreement. The matters giving rise to such Claim Certificate have been the subject of settlement negotiations between Purchaser and the Sellers, and such parties have now settled such matters pursuant to a mutually satisfactory settlement agreement.
     Accordingly, you are hereby instructed to distribute [immediately] [on                      ___, 200___] $                     from the                      Escrow Principal to [Purchaser/the Representative, as applicable] by wire transfer of immediately available funds to the following account:

Bank:

Account:

Routing Number:

Dated:                      ___, 200_.

PURCHASER:

GLOBAL LOGISTICS ACQUISITION CORPORATION

By:

Name:
Title: Authorized Signatory

THE REPRESENTATIVE:

By:

Name:
Title: Representative

EXHIBIT E
PERMITTED INVESTMENTS
Money Market Funds — Any open end money market fund regulated by the U.S. government under Investment Company Act rule 2a-7. Any investment fund regulated advised by a Registered Investment Advisor under rule 3c7. Such fund investment guidelines must state that “the fund will seek to maintain a $1 per share net asset value.” The investment in any one fund may not exceed 10% of the assets of the fund into which it is invested.
Other permitted securities include: Taxable variable rate demand notes (VRDN’s) and 28 — 35 day taxable auction rate securities. All securities must be AAA rated or an equivalent rating by two or more national recognized rating agencies.